ING FUNDS TRUST

ING Short Term Bond Fund (“Fund”)

Supplement dated March 15, 2013

to the Fund’s Class A, Class C, Class I

and Class W Prospectus (“Prospectus”) dated December 17, 2012

On March 7, 2013, the Fund’s Board of Trustees approved a change to the Fund’s principal investment strategies.  Effective on or about March 15, 2013, the Fund’s Prospectus is revised as follows:

The section entitled “ING Short Term Bond Fund — Principal Investment Strategies” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average dollar-weighted maturity of the Fund will not exceed 3 years. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

The Fund invests in nongovernment issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds,”) rated B or better by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, if the sub-adviser (“Sub-Adviser”) determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P1 or P2), S&P (A1+, A1or A2) or Fitch (A1+, A1 or A2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser.

The Fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The Fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The Fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset.

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser believes that relationships between the drivers of fixed-income returns change over time and that recognizing this is key to managing fixed-income assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro-economic considerations and fundamental bottom-up analysis during the steps of its investment process sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ING FUNDS TRUST

ING Short Term Bond Fund (“Fund”)

Supplement dated March 15, 2013

to the Fund’s Class A, Class C, Class I

and Class W Statement of Additional Information (“SAI”) dated December 17, 2012

On March 7, 2013, the Fund’s Board of Trustees approved a change to the Fund’s principal investment strategies.  Effective on or about March 15, 2013, the Fund’s SAI is revised as follows:

The second paragraph in the section entitled “Non-Fundamental Investment Policy Pursuant to Rule 35d-1 of the 1940 Act” of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average dollar-weighted maturity of the Fund will not exceed 3 years. Because of the Fund’s holdings in asset-backed, mortgage-backed and similar securities, the Fund’s average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE